Exhibit 10.3

[**] Confidential Treatment Requested

First Amendment to Auto Loan Purchase and Sale Agreement

This FIRST AMENDMENT ("Amendment") to the Auto Loan Purchase and Sale Agreement ("Agreement") dated and effective May 4, 2000 by and between E-LOAN, Inc. ("E-LOAN") and TranSouth Financial Corporation ("TranSouth" or "Correspondent") is entered into and effective this 1st day of March, 2002.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, E-LOAN and TranSouth agree as follows:

1. Exhibit E is hereby deleted in its entirety and replaced with Exhibit E attached to this Amendment.

2. The Agreement is hereby modified and amended to incorporate the terms and conditions set forth herein, which shall supercede and prevail over any conflicting terms of the Agreement. Except for these changes set forth above, all of the terms and conditions of the Agreement shall remain in full force and effect.
TRANSOUTH FINANCIAL CORPORATION By: /s/ Merrill Davis Authorized Signature Name: Merrill Davis Title: SVP Sales & Marketing	E-LOAN, INC. By: /s/ Stephen Herz Authorized Signature Name: Stephen Herz Title: SVP Consumer Loans

EXHIBIT E: PURCHASE PRICE

Purchase Price:

With respect to each Loan made, Correspondent shall pay E-LOAN, via wire or ACH, the Principal Balance of each Loan within 48 hours of receipt of the Required Documents for such Loan. Calculation and payment of Additional Compensation shall be as described below.

Additional Compensation:

Origination Fee

As additional compensation for E-LOAN's performance of Services hereunder, Correspondent will pay E-LOAN a fee ("Origination Fee") for each Loan purchased under this Agreement. On or before the 10th of each month, Correspondent shall pay E-LOAN the aggregate Origination Fees for all Loans purchased in the prior calendar month pursuant to this Agreement.

The Origination Fee for a particular calendar month shall be the amount set forth below that corresponds to the Conversation Percentage (Booked-to-Approval Percentage) for that calendar month.

Book/Approval %	Fee Per Loan
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]

The schedule above applies so long as E-LOAN sends TranSouth a minimum of [ ** ] Applications during the given calendar month, Should E-LOAN not sent TranSouth [ ** ]Applications during the given calendar month, TranSouth will pay E-LOAN a fee equal to $325 for each Loan purchased during that month.

  [ ** ]

[**] Confidential Treatment Requested